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                            J.P. MORGAN SERIES TRUST
                        SUPPLEMENT DATED JUNE 13, 2001,
               TO THE J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUNDS
                        PROSPECTUS, DATED MARCH 1, 2001

    With respect to J.P. Morgan Tax Aware Disciplined Equity Fund, the second paragraph under the heading "Portfolio Management" on page 8 is hereby replaced with the following:

    The portfolio management team is led by Timothy J. Devlin, vice president, Robin B. Chance, vice president, and Joseph P. Gill, vice president. Mr. Devlin has been at J.P. Morgan Chase since July of 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management, Inc. Ms. Chance has been at J.P. Morgan Chase since 1987, during which time she has been responsible for structured equity strategies. Mr. Gill has been at J.P. Morgan Chase since April of 1996.